UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2022

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301, Carnegie PA	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	AP WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2022, Ampco-Pittsburgh Corporation (“Ampco-Pittsburgh”), as guarantor, and certain of its subsidiaries effected the transactions set forth in that certain Amendment No. 2 to the First Amended and Restated Revolving Credit and Security Agreement dated May 26, 2022 with certain lenders, the other guarantors party thereto, and PNC Bank, National Association, as agent for the lenders (the “Second Amendment to the Restated Credit Agreement”), which is the second amendment to that certain First Amended and Restated Revolving Credit and Security Agreement, dated as of June 29, 2021, between the same parties as listed above (as amended, the “Restated Credit Agreement”), and as previously amended by the Amendment No. 1 to First Amended and Restated Revolving Credit and Security Agreement, dated as of December 17, 2021.

The Restated Credit Agreement provides for, among other things, revolving advances in Swedish or Krona or Euros to Akers Sweden AB and Akers AB, each a subsidiary of Ampco-Pittsburgh (collectively, the “Swedish Borrowers”), in aggregate amounts outstanding at any time equal to the lesser of (x) the lesser of the $30,000,000 European sublimit or the $7,500,000 Swedish sublimit, as the case may be, less the outstanding amount of swing loans to Union Electric Steel UK Limited (the “UK Borrower”) or the Swedish Borrowers, as applicable, less the aggregate maximum undrawn amount of all outstanding letters of credit issued or caused to be issued for the account of the UK Borrower and/or the Swedish Borrowers and (y) an amount equal to the sum of (i) 85% of certain receivables of a Swedish borrower arising in the ordinary course of business (including up to $5,000,000 for certain receivables arising from sales to customers outside Sweden), other than certain receivables of the Swedish Borrowers that are credit insured plus 90% of certain receivables of the Swedish Borrowers that are credit insured, plus (ii) the least of (A) 75% of Eligible Swedish Inventory (as defined in the Restated Credit Agreement), (B) 85% of the appraised net orderly liquidation value of the Eligible Swedish Inventory or (C) $5,000,000, minus (iii) the aggregate maximum undrawn amount of all outstanding letters of credit issued or caused to be issued for the account of the UK Borrower and/or the Swedish Borrowers, minus (iv) such reserves as the agent may reasonable deem proper and necessary from time to time in its permitted discretion.

The Second Amendment to the Restated Credit Agreement amends the Restated Credit Agreement by increasing the amount available under clause (x) of the Swedish sublimit to $15,000,000 through and including October 31, 2022; $12,500,000 during the period commencing on November 1, 2022, through and including November 30, 2022; $10,000,000 during the period commencing on December 1, 2022, through and including December 31, 2022; and $7,500,000 on January 1, 2023 and at all times thereafter. The then-applicable Swedish sublimit shall be reduced to an amount equal to the greater of (y) the difference of the then-applicable Swedish sublimit minus the amount of such Liquidity Event (as defined below) or (z) $7,500,000, upon the occurrence of any of the following (each a “Liquidity Event”): (i) incurrence by any loan party identified in the Restated Credit Agreement of indebtedness (other than Obligations (as defined in the Restated Credit Agreement) (a) incurred for capitalized lease obligations and/or (b) secured by liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (I) any such lien shall not encumber any other property of any loan party identified in the Restated Credit Agreement and (II) the aggregate amount of indebtedness secured by such liens incurred as a result of such purchases together with the amount of permitted indebtedness incurred for capitalized lease obligations incurred during any fiscal year shall not exceed $20,000,000; or (ii) the issuance of any equity interests by any loan party identified in the Restated Credit Agreement.

The Second Amendment to the Restated Credit Agreement additionally temporarily increases the amount available under clause (y) of the Swedish sublimit by temporarily increasing the amount of eligible receivables in connection with sales to customers outside Sweden and temporarily increasing the $5,000,000 limit on Eligible Swedish Inventory. The Second Amendment to the Restated Credit Agreement provides for a temporary increase to the amount of eligible receivables in connection with sales to customers outside Sweden from $5,000,000, as originally stated in the Restated Credit Agreement, to $10,000,000 through and including October 31, 2022; $9,000,000 during the period commencing on November 1, 2022, through and including November 30, 2022; $7,000,000 during the period commencing on December 1, 2022, through and including December 31, 2022; and $5,000,000 on January 1, 2023 and at all times thereafter, singularly or in the aggregate, at any time, provided that upon the occurrence of any Liquidity Event, the then-applicable limit on such receivables shall be reduced to an amount equal to the greater of (I) the difference of the then-applicable limit minus the amount of such Liquidity Event or (II) $5,000,000. The Second Amendment to the Restated Credit Agreement also provides for a temporary increase to the Eligible Swedish Inventory from $5,000,000 to as originally stated in the Restated Credit Agreement, to the lesser of (a) $10,000,000 through and including October 31, 2022; $9,000,000 during the period commencing on November 1, 2022, through and including November 30, 2022; $7,000,000 during the period commencing on December 1, 2022, through and including December 31, 2022; and $5,000,000 on January 1, 2023 and at all times thereafter or (b) during each such period, the dollar equivalent amount secured by the applicable Swedish security documents, provided that upon the occurrence of any Liquidity Event, the then-applicable limit on such receivables shall be reduced to an amount equal to the greater of (I) the difference of the then-applicable limit minus the amount of such Liquidity Event or (II) the lesser of (x) the dollar equivalent amount secured by the applicable Swedish security documents or (y) $5,000,000.

The foregoing description of the Second Amendment to the Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. Any capitalized terms used in this Current Report on Form 8-K, but not defined herein have the meaning set forth in the Second Amended and Restated Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to the Current Report on Form 8-K:

Exhibit Number	Description

10.1+	Amendment No. 2 To First Amended and Restated Revolving Credit and Security Agreement, dated May 26, 2022, by and among Air and Liquid Systems Corporation, Union Electric Steel Corporation, Alloys Unlimited and Processing, LLC, Akers National Roll Company, Akers Sweden AB, Akers AB, Union Electric Steel UK Limited, certain lenders, the guarantors party thereto, including Ampco-Pittsburgh Corporation, PNC Bank, National Association, as agent for the lenders, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ampco-Pittsburgh agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION
(Registrant)
Date May 27, 2022
/s/ Michael G. McAuley
(Signature)*
Michael G. McAuley
Senior Vice President, Chief Financial Officer and Treasurer